Contract liabilities	12 Months Ended
Dec. 31, 2022
Contract liabilities
Contract liabilities

12.Contract liabilities

Contract liabilities consisted of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Current liabilities – third parties	2,685	4,706
Current liabilities – related parties	363,285	316,667
Non-current liabilities – third parties	317	70
Non-current liabilities – related parties	472,749	282,080
Contract liabilities, current and non-current	839,036	603,523

Contract liabilities primarily relate to upfront non-refundable payments from the Group’s customers for purchase of connectivity services and automotive computing platform products in advance of transfer of control of the products and services under the contract. Amounts that are expected to be recognized as revenues within one-year are included as current contract liabilities with the remaining balance recognized as non-current contract liabilities.

The amount of revenue recognized that was included in the contract liabilities balance at the beginning of the year was RMB163,225, RMB159,371 and RMB364,004 for the years ended December 31, 2020, 2021 and 2022, respectively.

As of December 31, 2021 and 2022, the aggregated amounts of the transaction price allocated to the remaining performance obligation under the Group’s existing contracts is RMB839,036 and RMB603,523, respectively.

As of December 31, 2022, revenue expected to be recognized in the future related to the unsatisfied performance obligations is as follows:

Year ending December 31,	Amount
2023	321,373
2024	148,155
2025	96,651
2026	36,835
2027	322
2028	187

The Group has elected the practical expedient not to disclose the information about remaining performance obligations which are part of contracts that have an original duration of one year or less.